================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                                ----------------


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 13, 2001
                                                          ---------------




---------------------------------------------------------------------------------------------------------
                                                                                               I.R.S.
 Commission     Exact name of registrant as specified in its charter         States of        Employer
 File Number    and principal office address and telephone number          Incorporation    I.D. Number
---------------------------------------------------------------------------------------------------------
   1-16163      WGL HOLDINGS, INC.                                           Virginia        52-2210912
                1100 H Street, N.W.
                Washington, D.C. 20080
                (703) 750-2000
---------------------------------------------------------------------------------------------------------
   1-1483       WASHINGTON GAS LIGHT COMPANY                                District of      53-0162882
                1100 H Street, N.W.                                          Columbia
                Washington, D.C. 20080                                     and Virginia
                (703) 750-4440
---------------------------------------------------------------------------------------------------------



      Former name or former address, if changed since last report:   None
                                                                    ------





================================================================================

ITEM 5.  OTHER EVENTS



Item 5. Other Events

On August 13, 2001, WGL Holdings, Inc. (WGL Holdings) issued the following press release.


FOR IMMEDIATE RELEASE                     CONTACT:
AUGUST 13, 2001
                                          FREDERIC KLINE (202) 624-6618 (OFFICE)



   WGL HOLDINGS, INC. RESTATES SECOND QUARTER RESULTS OF FISCAL YEAR 2001 AND CORRECTS AMOUNTS PREVIOUSLY RELEASED FOR THIRD QUARTER OF FISCAL YEAR 2001; 2001
          EARNINGS GUIDANCE REVISED; 2002 EARNINGS GUIDANCE REAFFIRMED


        WGL Holdings, Inc. (NYSE: WGL), the parent company of Washington Gas Light Company and other energy-related subsidiaries, today announced a restatement of previously reported financial results. The Company has restated results for the second quarter of fiscal year 2001 and corrected amounts for the third quarter of fiscal year 2001 that were previously included in a press release dated August 1, 2001.

        Company management has corrected an accounting error related to the cost of gas that caused an overstatement of net income derived from utility operations in the previously reported results of the current fiscal year. Accordingly, certain results have been restated. No restatement has been made to any period of any prior fiscal year. There is no impact of the restatement on utility bills that have been rendered to customers.

        This restatement and correction relates to the effect of changes in certain tax laws in Maryland and Virginia. Effective October 1, 2000, in Maryland and January 1, 2001, in Virginia, new laws were enacted that modified the base upon which the gross receipts tax was applied or eliminated the gross receipts tax entirely. Both jurisdictions enacted an income tax on utility income and Virginia enacted a consumption tax on the customer to make up for the shortfall in revenues that otherwise would have been borne by the state governments. In the originally reported results for the first three quarters of fiscal year 2001, the accounting for the effect of these tax law changes understated the cost of natural gas and thus overstated the level of net revenues, the provision for income taxes and the level of net income included in the statement of income. The restatement corrected the previously reported results for the cost of gas and income taxes accordingly. Operating revenues were unaffected. No restatement was made to the results for the first quarter of fiscal year 2001 because the amount applicable to that quarter was immaterial from a quantitative and a qualitative perspective.

        The Company today reported that its net income for the second quarter of its current fiscal year that ended on March 31, 2001, has been restated to $62,007,000, or $1.33 per basic and diluted average common share. This compares to a level of $66,822,000, or $1.44 per basic and diluted average common share as originally reported. Net income of $64,913,000, or $1.39 per diluted average common share, was recorded for the quarter ended March 31, 2000, a level unchanged from the amount originally reported. The balance sheet as of March 31, 2001, was restated to reflect changes in Unrecovered Gas Costs, Accumulated Deferred Income Taxes included in Deferred Credits, and Retained Earnings.

        The Company reported that its net loss for the third quarter of the Company's fiscal year 2001 that ended on June 30, 2001, has been corrected to $6,821,000 or $(0.15) per basic average common share and $(0.14) per diluted average common share. This compares to a net loss of $5,630,000 or $(0.12) per basic and diluted average common share, as originally reported in a press release dated August 1, 2001. A net loss of $5,625,000, or $(0.12) per basic and diluted average common share was recorded for the quarter ended June 30, 2000, a level unchanged from the amount originally reported. The balance sheet as of June 30, 2001, was corrected from amounts shown in statements attached to the August 1, 2001, press release to reflect changes in Unrecovered Gas Costs, Accumulated Deferred Income Taxes included in Deferred Credits, and Retained Earnings.

        The Company reported that its net income for the six months ended March 31, 2001, has been restated to $112,428,000, or $2.42 per basic and diluted average common share. This compares to a level of $117,243,000, or $2.52 per basic and diluted average common share as originally reported. Net income of $104,359,000, or $2.24 per diluted average common share, was recorded for the six months ended March 31, 2000, a level unchanged from the amount originally reported.

        The Company reported that its net income for the nine months of the Company's fiscal year 2001 that ended on June 30, 2001, has been corrected to $105,463,000, or $2.26 per basic and diluted average common share. This compares to net income of $111,469,000, or $2.39 per basic and diluted average common share as originally reported in a press release dated August 1, 2001. Net income of $98,734,000, or $2.12 per basic and diluted average common share, was recorded for the nine months ended June 30, 2000, a level unchanged from the amount originally reported.

        The Company reported that its net income for the twelve months ended March 31, 2001, has been restated to $91,320,000, or $1.96 per basic and diluted average common share. This compares to a level of $96,135,000, or $2.07 per basic and diluted average common share as originally reported. Net income of $82,703,000, or $1.78 per basic and diluted average common share, was recorded for the twelve months ended March 31, 2000, a level unchanged from the amount originally reported.

        The Company reported that its net income for the twelve months ended June 30, 2001, has been corrected to $90,124,000, or $1.93 per basic and diluted average common share. This compares to net income of $96,130,000, or $2.06 per basic and diluted average common share as originally reported in statements attached to a press release dated August 1, 2001. Net income of $84,174,000, or $1.81 per basic and diluted average common share, was recorded for the twelve months ended June 30, 2000, a level unchanged from the amount originally reported.

        The Company will file an amended Form 10-Q on Form 10-Q/A for the quarter ended March 31, 2001, to reflect the restatements. The Form 10-Q for the quarter ended June 30, 2001, will be filed on August 14, 2001.

Revised Earnings Guidance for FY 2001 and Reaffirmed Guidance for FY 2002

        Due to the company's restatement of its financial results, the company has also revised its previous earnings guidance for the current fiscal year. The company revised its earning per share guidance for the fiscal year ending September 30, 2001, to a range of $1.88 to $1.98 per average common share, absent nonrecurring items, from the previous guidance range of $2.00 to $2.10 per average common share issued August 1, 2001. The company reaffirmed its initial guidance for fiscal year 2002 earnings in the range of $1.85 to $1.95 per share, assuming normal weather, the absence of nonrecurring items and no changes in base rates charged to customers of the regulated utility.

        Headquartered in Washington, D.C., WGL Holdings is the parent company of Washington Gas Light Company, a natural gas utility that serves approximately 900,000 customers throughout metropolitan Washington, D.C., and the surrounding region. In addition, it holds a group of energy-related retail businesses that focus primarily on energy marketing; consumer financing; and commercial and residential heating, ventilating and air conditioning services.

        Additional information about WGL Holdings is available on its Web site, www.wglholdings.com.

NOTE:

        THIS PRESS RELEASE AND OTHER STATEMENTS BY THE COMPANY MAY INCLUDE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT WITH RESPECT TO THE OUTLOOK FOR EARNINGS, REVENUES, AND OTHER FUTURE FINANCIAL BUSINESS PERFORMANCE OR STRATEGIES AND EXPECTATIONS. FORWARD-LOOKING STATEMENTS ARE TYPICALLY IDENTIFIED BY WORDS SUCH AS, BUT NOT LIMITED TO, "ESTIMATES," "EXPECTS," "ANTICIPATES," "INTENDS," "BELIEVES," "PLANS," AND SIMILAR EXPRESSIONS, OR FUTURE OR CONDITIONAL VERBS SUCH AS "WILL," "SHOULD," "WOULD," AND "COULD." ALTHOUGH THE COMPANY BELIEVES SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON REASONABLE ASSUMPTIONS, IT CANNOT GIVE ASSURANCE THAT EVERY OBJECTIVE WILL BE REACHED. FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF TODAY, AND THE COMPANY ASSUMES NO DUTY TO UPDATE THEM.

      IN ADDITION TO THE FACTORS PREVIOUSLY DISCLOSED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND

EXCHANGE COMMISSION, THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM FORWARD-LOOKING STATEMENTS OR HISTORICAL
PERFORMANCE: VARIATIONS IN WEATHER CONDITIONS FROM NORMAL LEVELS; CHANGES IN ECONOMIC, COMPETITIVE, POLITICAL AND REGULATORY CONDITIONS AND DEVELOPMENTS; CHANGES IN CAPITAL AND ENERGY COMMODITY MARKET CONDITIONS; CHANGES IN RELEVANT LAWS AND REGULATIONS, INCLUDING TAX, ENVIRONMENTAL AND EMPLOYMENT LAWS AND REGULATIONS; LEGISLATIVE, REGULATORY AND JUDICIAL MANDATES AND DECISIONS; TIMING AND SUCCESS OF BUSINESS AND PRODUCT DEVELOPMENT EFFORTS; TECHNOLOGICAL IMPROVEMENTS; THE PACE OF DEREGULATION EFFORTS AND THE AVAILABILITY OF OTHER COMPETITIVE ALTERNATIVES; AND OTHER UNCERTAINTIES. FOR A FURTHER DISCUSSION OF THE RISKS AND UNCERTAINTIES, SEE THE COMPANY'S MOST RECENT ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K.

      Your attention is called to the following comparative statements, which reflect the restatements and corrections previously discussed herein.


WGL HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

                                             THREE MONTHS ENDED           NINE MONTHS ENDED
                                                  JUNE 30,                    JUNE 30,
                                          --------------------------  --------------------------
(Thousands, except per share data)           2001*         2000          2001*         2000
--------------------------------------------------------------------  --------------------------
UTILITY OPERATIONS
OPERATING REVENUES                        $    182,377   $  171,553   $  1,327,889  $   874,383
Less:  Cost of gas                             101,071       92,307        845,612      457,423
           Revenue taxes                         4,468        4,386         37,617       31,608
                                          --------------------------  --------------------------
NET REVENUES                                    76,838       74,860        444,660      385,352
                                          --------------------------  --------------------------

OTHER OPERATING EXPENSES
Operation and maintenance                       48,097       45,745        146,601      134,972
Depreciation and amortization                   17,419       16,512         51,313       48,803
General taxes                                   10,462        8,838         29,534       19,203
Loss on sale of utility property                     -            -              -            -
Income taxes                                   (4,039)      (1,890)         69,589       56,180
                                          --------------------------  --------------------------
                                                71,939       69,205        297,037      259,158
                                          --------------------------  --------------------------


UTILITY OPERATING INCOME                         4,899        5,655        147,623      126,194
NON-UTILITY OPERATING INCOME
(EXPENSES)
Revenues:
Energy marketing activities                     82,709       29,101        315,435      136,110
Commercial HVAC activities                      16,182        9,938         58,419       32,352
Consumer financing activities                      345          584          1,972        2,271
Other non-utility activities                        87          182            469          826

Equity loss in 50%-owned residential
HVAC investment                                    (25)       (102)           (943)       (629)
Non-utility operating expenses                 (98,009)    (40,301)       (371,742)   (163,265)
Gains on sales of non-utility assets                  -           -               -         711
Income taxes                                      (415)         172         (1,030)     (2,440)
                                          --------------------------  --------------------------
NON-UTILITY OPERATING INCOME (LOSS)                 874       (426)           2,580       5,936
Other Income (Expenses) - Net                     (429)       (118)         (5,190)        (28)
                                          --------------------------  --------------------------
INCOME BEFORE INTEREST EXPENSE                    5,344       5,111         145,013     132,102
Interest Expense                                 11,835      10,406          38,560      32,375
Washington Gas Preferred Stock Dividends            330         330             990         993
                                          --------------------------  --------------------------
NET INCOME(LOSS)                          $     (6,821)   $  (5,625)  $     105,463  $   98,734
                                          ==========================  ==========================

AVERAGE COMMON SHARES OUTSTANDING                47,012      46,479          46,693      46,474
                                          ==========================  ==========================

BASIC EARNINGS (LOSS) PER AVG             $      (0.15)   $   (0.12)  $        2.26  $     2.12
COMMON SHARE
                                          ==========================  ==========================

DILUTED EARNINGS (LOSS) PER               $      (0.14)   $   (0.12)  $        2.26  $     2.12
AVG COMMON SHARE
                                          ==========================  ==========================

NET INCOME (LOSS) APPLICABLE TO
  COMMON STOCK --BY SEGMENT ($000):

Regulated utility                         $     (7,314)   $  (4,760)  $     104,483  $   93,976

Major non-utility operations:
Energy Marketing                                  (215)        (800)        (2,562)       1,947
HVAC:
Commercial                                          992          233          4,749       1,792
Residential                                       (175)        (222)        (1,106)       (731)
Consumer Financing                                (202)          131           (82)         667
                                          --------------------------  --------------------------
Total Major Non-utility Segments                    400        (658)            999       3,675
                                          --------------------------  --------------------------


Other non-utility operations                         93        (207)           (19)       1,083
                                          --------------------------  --------------------------

Net Income (Loss)                         $     (6,821)   $  (5,625)  $     105,463  $   98,734
                                          ==========================  ==========================


*INCLUDES CORRECTED AMOUNTS FROM THOSE PREVIOUSLY INCLUDED IN THE PRESS RELEASE DATED AUGUST 1, 2001.

WGL HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

                                                                TWELVE MONTHS ENDED
                                                                      JUNE 30
                                                             --------------------------
(Thousands, except per share data)                              2001*         2000
---------------------------------------------------------------------------------------
UTILITY OPERATIONS
OPERATING REVENUES                                             $1,484,611   $1,006,700

Less:  Cost of gas                                                940,768      533,423
       Revenue taxes                                               41,607       34,973
                                                             --------------------------
NET REVENUES                                                      502,236      438,304
                                                             --------------------------

OTHER OPERATING EXPENSES
Operation and maintenance                                         189,133      181,411
Depreciation and amortization                                      68,024       64,577
General taxes                                                      37,557       27,081
Loss on sale of utility property                                        -        (373)

Income taxes                                                       61,230       46,958
                                                             --------------------------
                                                                  355,944      319,654
                                                             --------------------------

UTILITY OPERATING INCOME                                          146,292      118,650

NON-UTILITY OPERATING INCOME (EXPENSES)
Revenues:
  Energy marketing activities                                     346,030      154,032
  Commercial HVAC activities                                       73,540       41,578
  Consumer financing activities                                     2,662        3,239
  Other non-utility activities                                        590        1,019
Equity loss in 50%-owned residential HVAC investment               (2,263)        (683)
Non-utility operating expenses                                   (419,802)    (189,979)
Gains on sales of non-utility assets                                    -        3,690
Income taxes                                                          (33)      (4,085)
                                                             --------------------------
NON-UTILITY OPERATING INCOME (LOSS)                                   724        8,811
Other Income (Expenses) - Net                                      (5,651)        (469)
                                                             --------------------------
INCOME BEFORE INTEREST EXPENSE                                    141,365      126,992
Interest Expense                                                   49,921       41,492
Washington Gas Preferred Stock Dividends                            1,320        1,326
                                                             --------------------------
NET INCOME(LOSS)                                               $   90,124   $   84,174
                                                             ==========================

AVERAGE COMMON SHARES OUTSTANDING                                  46,642       46,474
                                                             ==========================

BASIC EARNINGS (LOSS) PER AVG COMMON SHARE                     $     1.93   $     1.81
                                                             ==========================

DILUTED EARNINGS (LOSS) PER AVG COMMON SHARE                   $     1.93   $     1.81
                                                             ==========================

NET INCOME (LOSS) APPLICABLE TO
  COMMON STOCK --BY SEGMENT ($000):

Regulated utility                                                    $ 91,119     $ 76,795

Major non-utility operations:
Energy Marketing                                                       (3,980)       1,606
HVAC:
  Commercial                                                            6,134        2,321
  Residential                                                          (2,110)        (845)
Consumer Financing                                                         15        1,622
                                                                 --------------------------
Total Major Non-utility Segments                                           59        4,704
                                                                 --------------------------

Other non-utility operations                                           (1,054)       2,675
                                                                 --------------------------

Net Income (Loss)                                                    $ 90,124     $ 84,174
                                                                 ==========================

*INCLUDES CORRECTED AMOUNTS FROM THOSE PREVIOUSLY INCLUDED IN THE PRESS RELEASE DATED AUGUST 1, 2001.

--------------------------------------------------------------------------------
WGL HOLDINGS, INC.
--------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

                                                         JUNE 30,             JUNE 30,
(THOUSANDS)                                               2001*                 2000
ASSETS
Property, Plant and Equipment
At original cost                                        $2,299,347           $2,184,530
Accumulated depreciation and amortization                (809,073)            (753,966)
                                                        ----------           ----------
                                                        $1,490,274           $1,430,564
                                                        ----------           ----------

Current Assets
Cash and cash equivalents                               $   14,560           $   29,661
Accounts receivable                                        250,186              148,224
Allowance for doubtful accounts                           (17,360)              (6,063)
Storage gas--at cost (first-in, first-out)                  91,354               75,816
Other                                                       46,966               47,386
                                                        ----------           ----------
                                                        $  385,706           $  295,024
                                                        ----------           ----------

Deferred Charges and Other Assets
Unrecovered gas costs                                   $   54,307                7,926
Other                                                      168,360              129,709
                                                        ----------           ----------
                                                           222,667              137,635
                                                        ----------           ----------
Total Assets                                            $2,098,647           $1,863,223
                                                        ==========           ==========


CAPITALIZATION AND LIABILITIES
Capitalization
Washington Gas preferred stock                          $   28,173           $   28,173
Common shareholders' equity                                826,535              740,766
Long-term debt                                             614,359              559,554
                                                        ----------           ----------
                                                        $1,469,067           $1,328,493
                                                        ----------           ----------

Current Liabilities
Notes payable and current maturities of
long-term debt                                          $   88,985           $   60,641
Accounts payable                                           140,308              131,388
Other                                                       82,700               66,793
                                                        ----------           ----------
                                                           311,993              258,822
                                                        ----------           ----------
Deferred Credits                                           317,587              275,908
                                                        ----------           ----------
Total Capitalization and Liabilities                    $2,098,647           $1,863,223
                                                        ==========           ==========

*Includes corrected amounts from those previously included in the press release dated August 1, 2001

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


WGL HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

                                                          Three Months Ended                   Six Months Ended
                                                              March 31,                           March 31,
                                                     ----------------------------       -----------------------------
(Thousands, except per share data)                      2001              2000             2001               2000
                                                      Restated*                          Restated*
                                                     ----------         ---------       -----------        ----------
UTILITY OPERATIONS
OPERATING REVENUES                                   $  605,155         $ 392,314       $ 1,145,512        $  702,830
Less:  Cost of gas                                      391,730           200,214           744,541           365,116
       Revenue taxes                                     15,120            15,540            33,149            27,222
                                                     ----------         ---------       -----------        ----------
NET REVENUES                                            198,305           176,560           367,822           310,492
                                                     ----------         ---------       -----------        ----------

OTHER OPERATING EXPENSES
Operation and maintenance                                52,210            47,220            98,504            89,227
Depreciation and amortization                            17,038            16,326            33,894            32,291
General taxes                                            11,630             5,905            19,072            10,365
Loss on sale of utility property                              -                 -                 -                 -
Income taxes                                             40,785            35,547            73,628            58,070
                                                     ----------         ---------       -----------        ----------
                                                        121,663           104,998           225,098           189,953
                                                     ----------         ---------       -----------        ----------

UTILITY OPERATING INCOME                                 76,642            71,562           142,724           120,539

NON-UTILITY OPERATING INCOME (EXPENSES)
Revenues:
  Energy marketing activities                           143,218            63,255           232,726           107,009
  Commercial HVAC activities                             25,943            12,038            42,237            22,414
  Consumer financing activities                             872             1,111             1,627             1,687
  Other non-utility activities                              263               253               382               644
Equity loss in 50%-owned residential HVAC
investment                                                (343)             (366)             (918)             (527)
Non-utility operating expenses                        (166,989)          (70,815)         (273,733)         (122,964)
Gains on sales of non-utility assets                          -               346                 -               711
Income taxes                                            (1,003)           (1,457)             (616)           (2,612)
                                                     ----------         ---------       -----------        ----------
NON-UTILITY OPERATING INCOME (LOSS)                       1,961             4,365             1,705             6,362
Other Income (Expenses) - Net                           (2,666)               615           (4,616)                90
                                                     ----------         ---------       -----------        ----------
INCOME BEFORE INTEREST EXPENSE                           75,937            76,542           139,813           126,991
Interest Expense                                         13,600            11,299            26,725            21,969

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Washington Gas Preferred Stock Dividends                    330               330               660               663
                                                     ----------         ---------       -----------        ----------
NET INCOME                                           $   62,007         $  64,913       $   112,428        $  104,359
                                                     ==========         =========       ===========        ==========
AVERAGE COMMON SHARES OUTSTANDING                        46,488            46,475            46,483            46,472
                                                     ==========         =========       ===========        ==========
BASIC EARNINGS PER AVG COMMON SHARE                  $     1.33         $    1.40       $      2.42        $     2.25
                                                     ==========         =========       ===========        ==========
DILUTED EARNINGS PER AVG COMMON SHARE                $     1.33         $    1.39       $      2.42        $     2.24
                                                     ==========         =========       ===========        ==========


NET INCOME (LOSS) APPLICABLE TO
  COMMON STOCK --BY SEGMENT ($000):

Regulated utility                                    $   60,737         $  61,092       $   111,941        $   98,736

Major non-utility operations:
Energy Marketing                                          (901)             2,202           (2,347)             2,747
HVAC:
Commercial                                                2,437               670             3,757             1,561
Residential                                               (383)             (338)             (931)             (511)
Consumer Financing                                           39               336               120               536
                                                     ----------         ---------       -----------        ----------
Total Major Non-utility Segments                          1,192             2,870               599             4,333
                                                     ----------         ---------       -----------        ----------
Other non-utility operations                                 78               951             (112)             1,290
                                                     ----------         ---------       -----------        ----------
Net Income                                           $   62,007         $  64,913       $   112,428        $  104,359
                                                     ==========         =========       ===========        ==========

* Restated from the amounts previously reported in the Form 10-Q for the quarter ended March 31, 2001 filed with the Securities and Exchange Commission on May 15, 2001.

--------------------------------------------------------------------------------

WGL HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

                                                               TWELVE MONTHS ENDED
                                                                    MARCH 31,
                                                     -----------------------------------------
(Thousands, except per share data)                          2001                 2000
                                                         RESTATED*
---------------------------------------------------  ------------------- ---------------------
UTILITY OPERATIONS
OPERATING REVENUES                                        $   1,473,787          $    985,120
Less:  Cost of gas                                              932,004               516,233
           Revenue taxes                                         41,525                35,216
                                                     ------------------- ---------------------
NET REVENUES                                                    500,258               433,671
                                                     ------------------- ---------------------

OTHER OPERATING EXPENSES
Operation and maintenance                                       186,781               185,758
Depreciation and amortization                                    67,117                63,234
General taxes                                                    35,933                26,961
Loss on sale of utility property                                      -                 (373)
Income taxes                                                     63,379                44,628
                                                     ------------------- ---------------------
                                                                353,210               320,208
                                                     ------------------- ---------------------


UTILITY OPERATING INCOME                                        147,048               113,463

NON-UTILITY OPERATING INCOME (EXPENSES)
Revenues:
  Energy marketing activities                                   292,422               142,968
  Commercial HVAC activities                                     67,296                37,885
  Consumer financing activities                                   2,902                 3,448
  Other non-utility activities                                      685                 1,086
Equity loss in 50%-owned residential HVAC
investment                                                      (2,340)                 (581)
Non-utility operating expenses                                (362,094)             (172,366)
Gains on sales of non-utility assets                                  -                 3,690
Income taxes                                                        554               (5,209)
                                                     ------------------- ---------------------
NON-UTILITY OPERATING INCOME (LOSS)                               (575)                10,921
Other Income (Expenses) - Net                                   (5,341)                 (571)
                                                     ------------------- ---------------------
INCOME BEFORE INTEREST EXPENSE                                  141,132               123,813
Interest Expense                                                 48,492                39,782

Washington Gas Preferred Stock Dividends                          1,320                 1,328
                                                     ------------------- ---------------------
NET INCOME                                                $      91,320          $     82,703
                                                     =================== =====================
AVERAGE COMMON SHARES OUTSTANDING                                46,480                46,453
                                                     =================== =====================
BASIC EARNINGS PER AVG COMMON SHARE                       $        1.96          $       1.78
                                                     =================== =====================
DILUTED EARNINGS PER AVG COMMON SHARE                     $        1.96          $       1.78
                                                     =================== =====================



NET INCOME (LOSS) APPLICABLE TO
COMMON STOCK --BY SEGMENT ($000):

Regulated utility                                         $      93,672          $     72,888

Major non-utility operations:
Energy Marketing                                                (4,565)                 3,666
HVAC:
Commercial                                                        5,374                 2,313
Residential                                                     (2,156)                 (597)
Consumer Financing                                                  349                 1,648
                                                     ------------------- ---------------------
Total Major Non-utility Segments                                  (998)                 7,030
                                                     ------------------- ---------------------
Other non-utility operations                                    (1,354)                 2,785
                                                     ------------------- ---------------------

Net Income                                                $      91,320          $     82,703
                                                     =================== =====================

* RESTATED FROM THE AMOUNTS PREVIOUSLY REPORTED IN THE FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2001 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 15, 2001.

WGL HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

                                                                    MARCH 31,
------------------------------------------------------------------------------------
(Thousands)                                           2001
                                                   RESTATED*            2000
------------------------------------------------------------------------------------
ASSETS
PROPERTY, PLANT AND EQUIPMENT
At original cost                                   $  2,268,647         $ 2,159,281
Accumulated depreciation and amortization             (793,415)           (739,516)
                                                ----------------    ----------------
                                                   $  1,475,232         $ 1,419,765
                                                ----------------    ----------------

CURRENT ASSETS
Cash and cash equivalents                              $ 25,935         $    20,170
Accounts receivable                                     484,547             255,118
Allowance for doubtful accounts                        (16,529)             (6,896)
Storage gas--at cost (first-in, first-out)               32,639              28,699
Other                                                    47,773              52,258
                                                ----------------    ----------------
                                                   $    574,365         $   349,349
                                                ----------------    ----------------

DEFERRED CHARGES AND OTHER ASSETS

Unrecovered gas costs                              $     74,383                   -
Other                                                   152,519             120,540
                                                ----------------    ----------------
                                                        226,902             120,540
                                                ----------------    ----------------
Total Assets                                       $  2,276,499         $ 1,889,654
                                                ================    ================


CAPITALIZATION AND LIABILITIES
CAPITALIZATION
Washington Gas preferred stock                     $     28,173         $    28,173
Common shareholders' equity                             795,577             760,638
Long-term debt                                          597,465             506,963
                                                ----------------    ----------------
                                                   $  1,421,215         $ 1,295,774
                                                ----------------    ----------------

CURRENT LIABILITIES
Notes payable and current maturities of
long-term debt                                     $    236,167         $   105,434
Accounts payable                                        206,252             139,849
Other                                                    92,115              76,813
                                                ----------------    ----------------
                                                        534,534             322,096
                                                ----------------    ----------------
DEFERRED CREDITS                                        320,750             271,784
                                                ----------------    ----------------
Total Capitalization and Liabilities               $  2,276,499         $ 1,889,654
                                                ================    ================

RESTATED FROM THE AMOUNTS PREVIOUSLY REPORTED IN THE FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2001 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 15, 2001.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  WGL HOLDINGS, INC.
                                                         and
                                             WASHINGTON GAS LIGHT COMPANY
                                                    (Registrants)




Date        August 13, 2001                    /s/ Robert E. Tuoriniemi
    --------------------------         ---------------------------------------
                                                 Robert E. Tuoriniemi
                                                      Controller
                                             (Principal Accounting Officer)